UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Southern Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
THE SOUTHERN COMPANY
2024 Annual Meeting of Stockholders Vote by May 21, 2024 11:59 PM ET

C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

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You invested in THE SOUTHERN COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2024.

Get informed before you vote

View the proxy statement and the annual report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 22, 2024 10:00 a.m., ET Virtually at: www.virtualshareholdermeeting.com/SO2024

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect 13 Directors:
Nominees:

1a.	Janaki Akella	For
1b.	Henry A. Clark III	For
1c.	Shantella E. Cooper	For
1d.	Anthony F. Earley, Jr.	For
1e.	David J. Grain	For
1f.	Donald M. James	For
1g.	John D. Johns	For
1h.	Dale E. Klein	For
1i.	David E. Meador	For
1j.	William G. Smith, Jr.	For
1k.	Kristine L. Svinicki	For
1l.	Lizanne Thomas	For
1m.	Christopher C. Womack	For
2.	Advisory vote to approve executive compensation	For
3.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2024	For
4.	Approve an amendment to the Restated Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote requirement	For
5.	Stockholder proposal regarding simple majority vote	Against
6.	Stockholder proposal regarding disclosing short-, medium-, and long-term operational GHG targets	Against

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